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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2013

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UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

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Maryland    001-12690       22-1890929

(State or other jurisdiction  (Commission    (IRS Employer

of incorporation)   File Number)    Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ    07728

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02

Results of Operations and Financial Condition.

Item 7.01

Regulation FD Disclosure.

On March 11, 2013, UMH Properties, Inc. issued a press release announcing the results of operations and financial condition of the Company for the year ended December 31, 2012.  A copy of the press release is furnished with this report as Exhibit 99, and is incorporated herein by reference.

The information in this report and the exhibits attached hereto is being furnished, not filed, for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 and Item 7.01 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits.

99

Press Release dated March 11, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date:  March 11, 2013

By:      /s/ Anna T. Chew

Name:

Anna T. Chew

Title:

Vice President and Chief Financial Officer

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